Exhibit 99.1

SELE CT MED ICAL HOLD ING S C ORP O R A TION SELE CT MED ICAL HO L D ING S C ORP ORA TION Our Mission SEL E C T MED ICAL WILL P R O VID E AN EX CEPTION A L P AT IENT CARE EX PERIENCE T H AT P R OMO T E S HEAL ING A ND RE C O VER Y IN A C O M P ASSIO N ATE EN VIR O NMEN T. L EARN MO RE A T 202 1 ANNUAL REPORT A N N U AL REP O R T Overcoming adversity O v er co m i n g ad v e r s i ty

2 3 SELECT MEDICAL 2021 ANNUAL REPORT IMPROVING QUALITY OF LIFE 3 as she moved through breathing exercises and support reductions. Simultaneously, physical and occupational therapists deployed a mobility program. Julie was shocked to find herself able to sit, with help, at the bed’s edge, while still connected to the machine. A short time later, she stood. Nurses monitored vital signs, provided medication and, most importantly, calmed fears. Hospital nights can be long and lonely, and Julie said she is forever grateful for every nurse who spent time with her. As fall and the holidays approached, Julie’s recovery picked up steam. She met a key milestone and liberated from the ventilator. A week later, she discontinued airway support in favor of a small tube of nasal oxygen. Her care team was astounded to discover that despite months of immobilization, Julie’s swallowing reflexes were intact. Within 72 hours, she’d resumed a regular diet. “I had turkey, filling and mashed potatoes,” Julie said with a grin. “My husband brought me a Wendy’s Frosty. It was all so fabulous.” A week later, she moved to Penn State Health Rehabilitation Hospital, the next step in Select Medical’s care continuum. There, a physician-led team conducted a new condition and ability assessment. Initially, Julie’s goal was to walk out of the hospital. However, getting dressed, moving through the morning routine and pushing her wheelchair to the therapy gym left her exhausted. “After a few days, they realized I’d be wheelchair-bound for a while and my therapy changed,” Julie said. “Occupational therapy did a lot of weights and arm-bicycle sessions and hand coordination games.” She also enjoyed visits from Norway, the hospital’s therapy dog. “We adopted a Black Lab mix, Logan, not long before I got sick and I missed (Logan) so much. It was great to play with Norway and throw the ball,” she said. It really helped with her upper body strengthening. Physical therapists taught her to use a transfer board, which made getting out of bed or between uneven surfaces easier. They also had her perform lower body exercises and taught her leg movements that she could do in bed. Julie’s feet remained painful and blistered with still-healing wounds. Nurses carefully applied Vaseline- soaked dressings and bandaged both feet so she could attempt to stand. While she was able to manage brief sessions between parallel bars, full mobility remained elusive. As Thanksgiving approached, Tom attended training sessions in preparation for Julie’s return home. He learned how to help her conserve energy, set up tasks for her ahead of time and create safe environments for her wheelchair. On the day before the holiday, Julie was cleared to go home. Tom, her family and friends made sure she did so in style. News crews and a gathering of 30 socially distanced family, friends and hospital staff did a “clap out” for Julie as a limousine waited just outside the hospitals doors to take her home. Nearly a year after falling ill, Julie is still working to wean from nasal oxygen and continues to receive in-home physical therapy. She’s begun navigating her home with a walker, though it is slow going. The COVID toes and associated muscle wasting resulted in a dropped foot, further impacting her plans to walk. A follow-up podiatry appointment is scheduled soon. Julie said she’s come to a number of realizations over the last 11 months: Her family is exceptional. And though they’re a traditional “good, As COVID-19 vaccines rolled out across the country in early 2021, Julie Brown looked forward with hope. At 50, she wasn’t in the first eligible group, so the mother of three and grandmother of four continued masking and social distancing while waiting her turn. Then, the supply chain manager came into contact with someone who was COVID-positive. Seventy- two hours later, Julie began feeling ill. It was the start of a months-long, death-defying journey. Coughing intensified, leaving Julie breathless. On her third trip to the emergency room, she learned the disease had progressed to COVID pneumonia. Admitted to the local hospital’s intensive care unit (ICU), Julie quickly declined and was placed on a ventilator. When her condition exceeded the local facility’s capabilities, she was airlifted to a nearby regional medical center and placed on extracorporeal membrane oxygenation (ECMO). The last-chance treatment acts as an external heart and lung, providing oxygen directly to the bloodstream. For three months, Julie survived on the machine. Twice, her heart stopped, but the ICU team brought her back. Incredibly, as winter turned to spring, Julie’s body rallied. Slowly, the virus loosened its grip and ECMO was disconnected in favor of a ventilator. She was transferred to a step-down unit where her husband, Tom, was waiting as she awoke. “It was just like it was the next day,” Julie said. “I had no memory of the ECMO or my time at either hospital. But Tom was, like, ‘You have no idea what you’ve been through.’” As Tom and the medical team filled in Julie, she contended with the physical toll wrought by four months in bed. She had ‘COVID toes’ – painful swelling, discoloration and open wounds – and weakness so profound that she was unable to put on her own glasses. A second bout of pneumonia required a return to the ICU and rounds of intravenous antibiotics. Despite incredible support from Tom, her children, grandchildren, five siblings and a host of “prayer warriors” across the country, depression set in. Told her lungs might never heal, the Browns began investigating transplant programs. The one bright spot, Julie recalled, came on her 51st birthday. Not only did the nurses bring flowers and sing “Happy Birthday,” she received a slew of birthday cards – many containing her favorite splurge, scratch-off lottery tickets. “They were actually part of my therapy,” she said with a laugh. “I had tremors, so at first it was hard to hold a coin. But I kept doing it and eventually they went away. I also came out $500 richer!” Stable once more, but still on a ventilator, she transferred to Select Specialty Hospital – Camp Hill for additional healing and recovery time. “The first thing I remember is Dr. Cohen,” she said. “He came into the room, sat down on my bed – he was so personable – and said he’d looked at my case. He didn’t think I needed a lung transplant and I could get off the ventilator. It gave me the confidence to try.” That was the moment, Julie said, everything changed. Dr. Cohen led the hospital team of nurses, therapists, dietitians and pharmacists to create an individualized treatment plan to restore Julie’s independence. Respiratory therapists got to work, gradually reducing ventilator support. Some weeks, Julie said, it was two steps back for every step forward; the care team never let her give into despair. There was always a hand to hold or reassuring words A ONE SELECT STORY of TRIUMPH THE CONCENTRA DIVISION ADMINISTERED 40,000 COVID-19 VACCINES AND 1 MILLION+ TESTS TO KEEP AMERICA WORKING. THE CONCENTRA DIVISION ADMINISTERED : COVID-19 VACCINES AND 1 MILLION+ TESTS TO KEEP AMERICA WORKING COVID-19 SURVIVORS TREATED IN THE OUTPATIENT REHABILITATION DIVISION’S RECOVERY & RECONDITIONING PROGRAM 3,900 40,000 3,900 COVER STORY

4 5 SELECT MEDICAL 2021 ANNUAL REPORT IMPROVING QUALITY OF LIFE As we closed 2021, we never imagined it would mark year two of the pandemic, continuing to pressure test every facet of our business as well as our nation’s health care infrastructure. Despite the near two-year disruption, Select Medical’s revenue grew across all four divisions. Overall, revenue grew 12.2% year-over-year to more than $6.2 billion, and adjusted EBITDA grew 18.3% year-over-year to $947.4 million. While the Critical Illness Recovery Hospital Division posted adjusted EBITDA of $268 million, this was a decline from last year due to pandemic-related staffing challenges. The Inpatient Rehabilitation Hospital Division posted another strong year with an adjusted EBITDA increase of 20.6% to $184.7 million for 2021. The Company’s Outpatient Rehabilitation Division also continued to roar back from 2020, posting adjusted EBITDA of $138.3 million, a 74.7% increase over the prior year. The Concentra Division recorded it’s highest ever annual adjusted EBITDA of $389.6 million, a 54.1% increase. At the close of 2021, Concentra also became wholly-owned by Select Medical. These results reflect the dedicated efforts of our health care professionals, who never wavered on delivering an exceptional patient care experience amid the ongoing global health crisis. Across the Select Medical care continuum, we continue to tackle the urgent, daunting challenges the pandemic has placed on our nation’s health care system. Our clinical and operational response to the needs of our joint venture partners and host hospitals has been unmatched. From stepping in during unprecedented surges to decompress ICUs, or standing up COVID-19 units in less than 48 hours, we have answered the call for nearly two years. In many ways, the pandemic has thrown a spotlight on Select Medical’s essential role in the healing and recovery of critically ill patients, further solidifying the Company as the country’s premier provider of post-acute care. A Reputation of Clinical Excellence Select Medical’s long-standing clinical expertise in ventilator liberation across its critical illness recovery hospitals has enabled our teams to help more than 20,500 COVID-19 patients recover from the virus in addition to those who required long-term acute care for other chronic, critical illnesses. Simultaneously, these hospitals achieved 11 consecutive quarters of quality scores above industry benchmarks. This underscores our laser focus on safety, quality and evidence-based practices that drive positive outcomes. In 2021, we also received best-in-class recognition for outcomes in our inpatient rehabilitation hospitals. Kessler Institute for Rehabilitation, Baylor Scott & White Institute for Rehabilitation, Emory Rehabilitation Hospital and OhioHealth Rehabilitation Hospital were all ranked “Best Rehab Hospital” by U.S. News & World Report. Adding to that, Baylor Scott & White Institute for Rehabilitation and Kessler Institute for Rehabilitation were named Spinal Cord Injury (SCI) Model Systems by the National Institute on Disability, Independent Living, and Rehabilitation Research. The two hospitals are among only 14 U.S. centers to receive the designation which focuses on improving the outcomes and quality of life for persons with SCI. And 16 of our inpatient rehabilitation hospitals across the country made Newsweek’s 2021 list of “America’s Best Physical Rehab Centers.” One of the first in the sector to identify the need to support COVID-19 long haulers – those with prolonged, debilitating symptoms – the Outpatient Rehabilitation Division’s innovative Recovery and Reconditioning Program helped more than 3,900 COVID-19 survivors address deficits in their ongoing recovery. In July, the Centers for Disease Control and Prevention (CDC) and Select Medical collaborated on a clinical study that validated the benefits of the program’s rehabilitative services for both physical and mental health. DEAR SHAREHOLDER The Concentra Division continued to play a crucial role in keeping America working. With its market footprint of 518 centers and 134 onsite locations in 42 states, Concentra administered more than one million COVID-19 tests and 40,000 vaccine doses at 2,000-plus distribution centers for customers such as Amazon, UPS, Honeywell, Abbott Labs and many others. Capitalizing on Opportunities for Growth Throughout the pandemic, Select Medical continued to expand its national footprint. Our strong operating cash flow enabled the Company to initiate a quarterly dividend payment of $0.125 per share of common stock while maintaining strong liquidity and capital flexibility to support ongoing investments for growth. Over the past year, we announced the acquisition of Acuity Health and joint ventures including AtlantiCare, Mon Health, Virtua, Northwest Healthcare, Scripps Health, Ascension St. Thomas, HealthWorks and Grandview Health. These deals expanded our services in Alabama, Arizona, California, New Jersey, Tennessee and West Virginia. As part of this growth, we acquired six critical illness recovery hospitals, increasing the division to a total of 104 hospitals nationwide. Overall, we added more than 200 beds in our critical illness recovery and inpatient rehabilitation hospitals to meet the emerging need for post-acute care. Additionally, our outpatient rehabilitation network grew by 93 clinics. Stronger Together Our mission and societal responsibility are interconnected. Serving the needs of others has strengthened our organization in the face of staggering adversity over the past two years. The Company’s 2021 performance is attributed to the dedication and tireless efforts of our more than 50,000 person workforce who kept the health and safety of colleagues and patients as the top priority. While the challenges of COVID-19 remain with us as we enter 2022, Select Medical is optimistic about the future of the Company. We will continue to lead, innovate, adapt and prevail guided by our founding principles and values, as well our culture – The Select Medical Way. We’ll deliver on our promise to improve quality of life for the more than 97,000 patients whom we are privileged to care for every day. We sincerely thank our fellow shareholders and joint venture partners for their trust and support. Sincerely, David S. Chernow Rocco Ortenzio Robert Ortenzio President & Chief Executive Officer Vice Chairman & Co-Founder Executive Chairman & Co-Founder

FINANCIAL HIGHLIGHTS
SELECT MEDICAL HOLDINGS CORPORATION

(In thousands, except per share data)	2021	2020	2019	2018	2017
FOR THE YEARS ENDED					
Revenue	$ 6,204,515	$ 5,531,713	$ 5,453,922	$ 5,081,258	$ 4,365,245
Income from operations	713,774	567,657	471,881	417,279	355,878
Net income attributable to Select Medical Holdings Corporation	402,225	258,995	148,449	137,840	177,184
Earnings per common share, fully diluted	2.98	1.93	1.10	1.02	1.33
Dividends per share	0.375	–	–	–	–
Cash flow from operations	401,228	1,028,073	445,182	494,194	238,131
SEGMENT INFORMATION					
Revenue					
Critical illness recovery hospital	$ 2,246,772	$ 2,077,499	$ 1,836,518	$ 1,753,584	$ 1,725,022
Rehabilitation hospital	849,340	734,673	670,971	583,745	509,108
Outpatient rehabilitation	1,084,361	919,913	1,046,011	995,794	960,902
Concentra	1,732,041	1,501,434	1,628,817	1,557,673	1,013,224
Other	292,001	298,194	271,605	190,462	156,989
Total Revenue	$ 6,204,515	$ 5,531,713	$ 5,453,922	$ 5,081,258	$ 4,365,245
Adjusted EBITDA(1)					
Critical illness recovery hospital	$ 267,993	$ 342,427	$ 254,868	$ 243,015	$ 252,679
Rehabilitation hospital	184,704	153,203	135,857	108,927	90,041
Outpatient rehabilitation	138,275	79,164	151,831	142,005	132,533
Concentra(2)	389,616	252,892	276,482	251,977	157,561
Other(2)	(33,229)	(27,120)	(108,130)	(100,769)	(94,822)
Total Adjusted EBITDA	$ 947,359	$ 800,566	$ 710,908	$ 645,155	$ 537,992
BALANCE SHEET SNAPSHOT AT YEAR-END					
Cash and cash equivalents	$ 74,310	$ 577,061	$ 335,882	$ 175,178	$ 122,549
Working capital (3)	(133,638)	155,634	298,712	287,338	315,423
Total assets (3)	7,360,171	7,655,399	7,340,288	5,964,265	5,127,166
Total debt	3,573,957	3,402,019	3,445,110	3,293,381	2,699,902
Stockholders' equity	1,109,981	1,060,480	770,972	803,042	823,368

(1) Adjusted EBITDA is used by Select Medical to report its segment performance. Adjusted EBITDA is defined as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, acquisition costs associated with U.S. HealthWorks, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. Refer to Item 7 for further consideration of Adjusted EBITDA as a Non-GAAP measure.

(2) For the years ended December 31, 2020 and 2021, Select Medical recognized payments received under the Public Health and Social Services Emergency Fund, also referred to as the Provider Relief Fund, for health care related expenses and lost revenues attributable to COVID-19 as other operating income. For the year ended December 31, 2020, $88.9 million and $1.1 million of other operating income is included within the operating results of Select Medical's other activities and Concentra segment, respectively. For the year ended December 31, 2021, $89.1 million and $34.7 million of this other operating income is included within the operating results of Select Medical's other activities and Concentra segment, respectively.

(3) As of December 31, 2019, 2020, and 2021, the balance sheet data reflects the adoption of ASC Topic 842, *Leases*, which required the recognition of operating lease right-of-use assets and operating lease liabilities on the balance sheet. Prior periods were not adjusted.

6 SELECT MEDICAL IMPROVING QUALITY OF LIFE

BOARD *of* DIRECTORS

Robert A. Ortenzio
Executive Chairman & Co-Founder
Select Medical Holdings Corporation

Rocco A. Ortenzio
Vice Chairman & Co-Founder
Select Medical Holdings Corporation

Russell L. Carson
Co-Founder
Welsh, Carson, Anderson & Stowe

Bryan C. Cressey
Founder & Partner
Cressey & Company

Katherine R. Davisson
Financial Services Executive

James S. Ely III
Founder & Chief Executive Officer
PriCap Advisors, LLC

William H. Frist
Former Majority Leader of
the United States Senate
Partner, Cressey & Company

Parvinderjit Singh Khanuja
Founder and Managing Partner of
Ironwood Physicians, PC

Thomas A. Scully
General Partner
Welsh, Carson, Anderson & Stowe

Marilyn B. Tavenner
Former Administrator of Centers for
Medicare & Medicaid Services

Daniel J. Thomas
Former Healthcare Executive

EXECUTIVE OFFICERS

Robert A. Ortenzio
Executive Chairman & Co-Founder

Rocco A. Ortenzio
Vice Chairman & Co-Founder

David S. Chernow
President & Chief Executive Officer

Martin F. Jackson
Executive Vice President
& Chief Financial Officer

John A. Saich
Executive Vice President
& Chief Administrative Officer

Michael E. Tarvin
Executive Vice President,
General Counsel & Secretary

Thomas P. Mullin
Executive Vice President,
Hospital Operations

Scott A. Romberger
Senior Vice President,
& Chief Accounting Officer

Robert G. Breighner, Jr.
Vice President, Compliance and Audit Services
& Corporate Compliance Officer

CORPORATE INFORMATION

Corporate Headquarters
Select Medical Holdings Corporation
4714 Gettysburg Road
Mechanicsburg, PA 17055-5036
717.972.1100

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, Pennsylvania 19103-7042

Stockholder Inquiries
Joel T. Veit
Senior Vice President & Treasurer
4714 Gettysburg Road
Mechanicsburg, PA 17055-5036
717.972.1100 | ir@selectmedical.com

Stock Exchange
NYSE
Symbol: SEM

Internet Address
selectmedicalholdings.com

Register & Stock Transfer Agent
Stockholder correspondence should be mailed to:
Computershare
P.O. Box 505000
Louisville, KY 40233-5000

Overnight correspondence should be mailed to:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202

2021 ANNUAL REPORT

Our Mission

SELECT MEDICAL WILL PROVIDE AN EXCEPTIONAL PATIENT CARE EXPERIENCE THAT PROMOTES HEALING AND RECOVERY IN A COMPASSIONATE ENVIRONMENT.

LEARN MORE AT >> **SELECTMEDICALHOLDINGS.COM**

Select MEDICAL
Improving Quality of Life

4714 GETTYSBURG ROAD, MECHANICSBURG, PA 17055